UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 1, 2020

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-31927	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 S. Clinton Ave., Suite 510, Rochester, New York		14604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 1, 2020, VerifyMe, Inc., a Nevada corporation (the “Company”), issued a notice (“the Notice”) to the holders of certain outstanding warrants to purchase shares of common stock, $0.001 par value per share (the “Common Stock”), convertible debentures and Series B Convertible Preferred Stock of the Company, stating that in June 2020 the Company plans to effect a reverse stock split within the range of 25-for-1 to 120-for-1 of the Company’s issued and outstanding Common Stock, as previously approved by the Company’s stockholders. The Notice is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on the Company’s current expectations and projections about future events and financial trends that the Company believes may affect the Company’s financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include the Company’s ability to continue as a going concern and history of losses, the Company’s ability to obtain additional financing, the impact of the COVID-19 pandemic, intellectual property litigation, the successful development of the Company’s sales and marketing capabilities, the Company’s ability to retain key management personnel, the Company’s ability to work with partners in selling the Company’s technologies to businesses, production difficulties, the Company’s inability to enter into contracts and arrangements with future partners, issues which may affect the reluctance of companies to change their purchasing of products, acceptance of the Company’s technologies, and the efficiency of the Company’s authenticators in the field. Further information with respect to the Company’s risk factors is contained in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the three months ended March 31, 2020. Any forward-looking statement made by the Company herein speaks only as of the date on which it is made. The Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	VerifyMe, Inc. Notice of Reverse Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: June 1, 2020	By:	/s/ Patrick White
Patrick White
President and Chief Executive Officer